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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 3, 2005

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware              001-16587              58-1597246
         (State or Other       (Commission File        (I.R.S. Employer
         Jurisdiction of            Number)             Identification
          Incorporation)                                   Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

               (b) Effective November 3, 2005, Gerald M. McIntosh resigned from the Board of Directors of Orion HealthCorp, Inc. ("the Company").

                    Effective November 8, 2005, Keith G. LeBlanc resigned as President and Director of the Company. Mr. LeBlanc will remain as a consultant to the Company for a period of twelve months.


Item 8.01      Other Events

                    On November 9, 2005, the Company issued a press release
               announcing the resignation of Gerald M. McIntosh from the Board of Directors of the Company and the resignation of Keith G. LeBlanc as President and Director of the Company. The press release is attached as Exhibit 99.1 to this current report.


Item 9.01      Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
99.1           Copy of press release issued by the Company on November 9, 2005

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ORION HEALTHCORP, INC.


                                           By: /s/ Stephen H. Murdock
                                               ----------------------
                                                   Stephen H. Murdock
                                                   Chief Financial Officer



Date: November 9, 2005

                                  EXHIBIT INDEX


Exhibit
Number         Description of Exhibits
-------        -----------------------

99.1           Copy of press release issued by the Company on November 9, 2005.